SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported)   November 20, 1996

                        Newcourt Receivables Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

            33-98378                             77-041305
      (Commission File Number)                (I.R.S. Employer
                                              Identification No.)

                                   408-271-0500
               (Registrant's Telephone Number, Including Area Code)

                                  Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



          ITEM 5.  OTHER EVENTS.

               The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits.

          EXHIBIT NO.              DOCUMENT DESCRIPTION

          20         Monthly Servicer's Certificate.


                                    SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEWCOURT RECEIVABLES CORPORATION

          DATED:  November 21, 1996     By:  /s/ Daniel A. Jauernig
                                             Daniel A. Jauernig
                                             Vice President and Chief Financial
                                             Officer and Director



                                INDEX TO EXHIBITS

          EXHIBIT NO.              Document Description

          20         Monthly Servicer's Certificate